Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
Commitments And Contingencies Disclosure

	2010	2009
	$	$

Capital expenditure commitments(1)
Contracts for capital expenditure	176	131
Authorized by the directors but not yet contracted for	988	1,683
	1,164	1,814
Allocated for:
Project expenditure
- within one year	433	264
- thereafter	107	594
	540	858
Stay in business expenditure
- within one year	404	705
- thereafter	220	251
	624	956

(1) Including commitments through contractual arrangements by equity accounted joint ventures amounting to:	12	6

Other contractual purchase obligations(2)
- within one year	398	346
- thereafter	140	96
	538	442
(2) Other purchase obligations represent contractual obligations for the purchase of mining contract services, power, supplies, consumables, inventories, explosives and activated carbon. Amounts exclude purchase obligations of equity accounted joint ventures.

Summary of contracted uranium sales as at December 31, 2010

The Company had the following uranium commitments:

Year	lbs (000)(1)	Average contracted price ($/lbs)

2011	494	33.97
2012	494	34.35
2013	494	34.74

(1)	Certain contracts allow the buyer to adjust the purchase quantity within a specified range.

Contingencies and guarantees are summarized as follows for disclosure purposes. Amounts represent possible losses for loss contingencies, where an estimate can be made, and quantification of guarantees:

	2010	2009
	$	$

Contingent liabilities

Groundwater pollution (1)	-	-
Deep groundwater pollution - South Africa (2)	-	-
Sales tax on gold deliveries - Brazil (3)	89	76
Other tax disputes - Brazil (4)	34	25
Indirect taxes - Ghana (5)	11	9
Occupational Diseases in Mines and Works Act ("ODMWA") litigation (6)	-	-

Contingent assets

Royalty - Boddington Gold Mine (7)	-	-
Royalty - Tau Lekoa Gold Mine (8)	-	-

Financial guarantees

Oro Group surety (9)	15	13
AngloGold Ashanti USA reclamation bonds (10)	88	84
AngloGold Ashanti environmental guarantees (11)	172	134
Guarantee provided for revolving credit facility (12)	50	-
Guarantee provided for rated bonds (13)	1,012	-
Guarantee provided for convertible bonds (14)	736	735
Guarantee provided for mandatory convertible bonds (15)	791	-
Guarantee provided for term loan facility and revolving credit facility (16)	-	252
Guarantee provided for syndicated loan facility (17)	-	1,025

Hedging guarantees
Gold delivery guarantees (18)	-	370
Ashanti Treasury Services Limited ("ATS") hedging guarantees (19)	-	443
Geita Management Company Limited ("GMC") hedging guarantees (20)	-	432

	2,998	3,598

The Company assesses the credit quality of counterparts at least on a quarterly basis. As of December 31, 2010, the probability of non-performance is considered minimal.

(1)	Ground water pollution

The Company has identified groundwater contamination plumes at certain of its operations, which have occurred primarily as a result of seepage from mine residue stockpiles. Numerous scientific, technical and legal studies have been undertaken to assist in determining the magnitude of the contamination and to find sustainable remediation solutions. The Company has instituted processes to reduce future potential seepage and it has been demonstrated that Monitored Natural Attenuation (MNA) by the existing environment will contribute to improvement in some instances. Furthermore, literature reviews, field trials and base line modeling techniques suggest, but are not yet proven, that the use of phyto-technologies can address the soil and groundwater contamination. Subject to the completion of trials and the technology being a proven remediation technique, no reasonable estimate can be made for the obligation.

		2010	2009
		$	$

(2)	Deep ground water pollution - South Africa

	The Company has identified a flooding and future pollution risk posed by deep groundwater in the Klerksdorp and Far West Rand gold fields. Various studies have been undertaken by AngloGold Ashanti since 1999. Due to the interconnected nature of mining operations, any proposed solution needs to be a combined one supported by all the mines located in these gold fields. As a result, the Department of Mineral Resources and affected mining companies are involved in the development of a “Regional Mine Closure Strategy”. In view of the limitation of current information for the estimation of a liability, no reasonable estimate can be made for the obligation.

(3)	Sales tax on gold deliveries - Brazil

	Mineração Serra Grande S.A. (“MSG”) received two tax assessments from the State of Goiás related to payments of sales taxes on gold deliveries for export. AngloGold Ashanti Córrego do Sitío Mineração S.A. manages the operation. In November 2006, the administrative council’s second chamber ruled in favor of MSG and fully cancelled the tax liability related to the first period. The State of Goiás has appealed to the full board of the State of Goiás tax administrative council. The second assessment was issued by the State of Goiás in October 2006 on the same grounds as the first assessment. The Company believes both assessments are in violation of federal legislation on sales taxes.

	The Company's attributable share of the assessments are as follows:
	First assessment	55	47
	Second assessment	34	29
		89	76

(4)	Other tax disputes - Brazil

	MSG received a tax assessment in October 2003 from the State of Minas Gerais related to sales taxes on gold. The tax administrators rejected the Company’s appeal against the assessment. The Company is now appealing the dismissal of the case. The Company’s attributable share of the assessment is approximately:	10	8

	Subsidiaries of the Company in Brazil are involved in various disputes with tax authorities. These disputes involve federal tax assessments including income tax, royalties, social contributions and annual property tax. The amount involved is approximately:	24	17
		34	25

(5)	Indirect taxes - Ghana

	AngloGold Ashanti (Ghana) Limited received a tax assessment during September 2009 in respect of the 2006, 2007 and 2008 tax years following an audit by the tax authorities related to indirect taxes on various items. Management is of the opinion that the indirect taxes are not payable and the Company has lodged an objection.

	The assessment is approximately:	11	9

(6)	ODMWA litigation

The case of Mr Thembekile Mankayi was heard in the High Court of South Africa in June 2008, and an appeal heard in the Supreme Court of Appeals in 2010. In both instances judgment was awarded in favor of AngloGold Ashanti Limited. A further appeal that was lodged by Mr Mankayi was heard in the Constitutional Court in 2010. Judgment in the Constitutional Court was handed down on March 3, 2011.

Following the judgment, Mr Mankayi’s executor may proceed with his case in the High Court. This will comprise, amongst others, providing evidence showing that Mr Mankayi contracted silicosis as a result of negligent conduct on the part of AngloGold Ashanti.

The Company will defend the case and any subsequent claims on their merits. Should other individuals or groups lodge similar claims, these too would be defended by the Company and adjudicated by the Courts on their merits. In view of the limitation of current information for the estimation of a possible liability, no reasonable estimate can be made for this possible obligation.

		2010	2009
		$	$

(7)	Royalty - Boddington Gold Mine

	As a result of the sale of the interest in the Boddington Gold Mine during 2009, the Company is entitled to receive a royalty on any gold recovered or produced by the Boddington Gold Mine, where the gold price is in excess of Boddington Gold Mine’s cash costs plus $600 per ounce. The royalty is payable in each quarter from and after the second quarter in 2010, within forty five days of reporting period close and is capped at a total of $100 million.

	Details of the royalty are as follows:

	Royalties received during the year ended December 31. See Note 5.	4	-
	Royalties received subsequent to December 31, 2010	6	-

(8)	Royalty - Tau Lekoa Gold Mine

	As a result of the sale of the Tau Lekoa Gold Mine during 2010, the Company is entitled to receive a royalty on the production of a total of 1.5 million ounces by the Tau Lekoa Gold Mine and in the event that the average monthly rand price of gold exceeds R180,000 per kilogram (subject to an inflation adjustment). Where the average monthly rand price of gold does not exceed R180,000 per kilogram (subject to an inflation adjustment), the ounces produced in that quarter do not count towards the total 1.5 million ounces upon which the royalty is payable. The royalty will be determined at 3 percent of the net revenue (being gross revenue less state royalties) generated by the Tau Lekoa assets.

	Royalties received during the year ended December 31. See Note 5.	3	-

(9)	Oro Group surety	15	13

The Company has provided surety in favor of a lender on a gold loan facility with its associate Oro Group (Proprietary) Limited and one of its subsidiaries. The Company has a total maximum liability, in terms of the suretyships, of R100 million. The probability of the non-performance under the suretyships is considered minimal.

(10)	AngloGold Ashanti USA reclamation bonds	88	84

Pursuant to US environmental and mining requirements, gold mining companies are obligated to close their operations and rehabilitate the lands that they mine in accordance with these requirements. AngloGold Ashanti USA has posted reclamation bonds with various federal and state governmental agencies to cover potential rehabilitation obligations. The Company has provided a guarantee for these obligations which would be payable in the event of AngloGold Ashanti USA not being able to meet its rehabilitation obligations. The obligations will expire upon completion of such rehabilitation and release of such areas by the applicable federal and/or state agency. AngloGold Ashanti is not indemnified by third parties for any of the amounts that may be paid by AngloGold Ashanti under its guarantee.

(11)	AngloGold Ashanti environmental guarantees	172	134

Pursuant to South African mining laws, mining companies are obligated to close their operations and rehabilitate the lands that they mine in accordance with these laws. In order to cover against premature closure costs, the Company has secured bank guarantees to cover potential rehabilitation obligations of certain mines in South Africa. The Company has provided a guarantee for these obligations which would be payable in the event of the South African mines not being able to meet such rehabilitation obligations. The obligations will expire upon compliance with all provisions of the environment management program in terms of South African mining laws. AngloGold Ashanti is not indemnified by third parties for any of the amounts that may be paid by AngloGold Ashanti under its guarantee.

(12)	Guarantee provided for revolving credit facility

	AngloGold Ashanti Limited, AngloGold Ashanti Holdings plc and AngloGold Ashanti USA Incorporated, as guarantors, have each guaranteed all payments and other obligations of the borrowers and the other guarantors under the $1.0 billion four year revolving credit facility.

	The total amount outstanding under this facility as at December 31 amounted to:	50	-

		2010	2009
		$	$

(13)	Guarantee provided for rated bonds	1,012	-

	AngloGold Ashanti Limited has fully and unconditionally guaranteed all payments and other obligations of AngloGold Ashanti Holdings plc regarding the issued $700 million 5.375 percent rated bonds due 2020 and the issued $300 million 6.5 percent rated bonds due 2040.

(14)	Guarantee provided for convertible bonds	736	735

AngloGold Ashanti Limited has fully and unconditionally guaranteed all payments and other obligations of AngloGold Ashanti Holdings Finance plc regarding the issued $732.5 million 3.5 percent convertible bonds due 2014.

(15)	Guarantee provided for mandatory convertible bonds	791	-

AngloGold Ashanti Limited has fully and unconditionally guaranteed all payments and other obligations of AngloGold Ashanti Holdings Finance plc regarding the issued $789 million 6 percent mandatory convertible bonds due 2013.

(16)	Guarantee provided for term loan facility and revolving credit facility	-	252

AngloGold Ashanti Limited, AngloGold Ashanti USA Incorporated and AngloGold Ashanti Australia Limited, as guarantors, had each guaranteed all payments and other obligations of AngloGold Ashanti Holdings plc and the other guarantors under the 2009 Term Facility and the 2009 Revolving Credit Facility. During the second quarter of 2010, the Company repaid the 2009 Term Facility and cancelled the 2009 Revolving Credit Facility.

(17)	Guarantee provided for syndicated loan facility	-	1,025

AngloGold Ashanti Limited, AngloGold Ashanti Holdings plc, AngloGold Ashanti USA Incorporated and AngloGold Ashanti Australia Limited, as guarantors, had each guaranteed all payments and other obligations of the borrowers and the other guarantors under the $1.15 billion syndicated loan facility. During the second quarter of 2010, the Company repaid and cancelled the $1.15 billion syndicated loan facility.

(18)	Gold delivery guarantees	-	370

The Company has issued gold delivery guarantees to several counterpart banks pursuant to which it guarantees the due performance of its subsidiaries AngloGold (USA) Trading Company, AngloGold South America Limited and Cerro Vanguardia S.A. under their respective gold hedging agreements. At December 31, 2010 the Company had no open gold hedge contracts.

(19)	ATS hedging guarantees	-	443

The Company together with its wholly-owned subsidiary AngloGold Ashanti Holdings plc has provided guarantees to several counterpart banks for the hedging commitments of its wholly-owned subsidiary ATS. The maximum potential amount of future payments is all moneys due, owing or incurred by ATS under or pursuant to the hedging agreements. At December 31, 2010 the Company had no open gold hedge contracts.

(20)	GMC hedging guarantees	-	432

The Company and its wholly-owned subsidiary AngloGold Ashanti Holdings plc have issued hedging guarantees to several counterpart banks in which they have guaranteed the due performance by GMC of its obligations under or pursuant to the hedging agreements entered into by GMC, and to the payment of all money owing or incurred by GMC as and when due. The maximum potential amount of future payments is all moneys due, owing or incurred by GMC under or pursuant to the hedging agreements. At December 31, 2010 the Company had no open gold hedge contracts.

	2010		2009
		$		$

Vulnerability from concentrations

The majority of AngloGold Ashanti’s 62,046 employees (2009: 63,364, 2008: 62,895) are subject to collective bargaining agreements. These agreements are established in negotiations between the Chamber of Mines, the body that represents the gold mining industry in South Africa, and representative groups of labor. The agreements have a two-year validity period. The most recent settlement negotiation was completed in July 2009, when the parties reached an agreement covering the period from July 1, 2009 to June 30, 2011.

There is a concentration of risk in respect of recoverable value added tax and fuel duties from the Tanzanian government. The outstanding amounts have been discounted to their present value at a rate of 7.82 percent.

The recoverable value added tax and fuel duties are summarized as follows:

Recoverable value added tax due to the Company	49		36
Recoverable fuel duties due to the Company (1)	62		48

(1) Fuel duty claims are required to be submitted after consumption of the related fuel and are subject to authorization by the Customs and Excise authorities.